SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2006

                           BANKFINANCIAL CORPORATION
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                       0-25233                 75-3199276
  --------------------------       -------------------     --------------------
(State or Other Jurisdiction)      Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                 60527
------------------------------------------------              -----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (800) 894-6900
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

     On March 3, 2006, the Human Resources Committee of BankFinancial Corporation (the "Company") approved the payment of cash bonuses for the year ended December 31, 2005 to the following "Named Executive Officers" (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K), based on 2005 financial and operating results and objectives.


                                     Name                               Bonus
               --------------------------------------------------   -----------
               F. Morgan Gasior                                       $ 57,656
               Chairman of the Board, Chief Executive Officer and
               President

               James J. Brennan                                       $ 48,000
               Executive Vice President, Corporate Secretary and
               General Counsel

               Paul A. Cloutier                                       $ 35,978
               Executive Vice President and Chief Financial Officer

               Robert J. O'Shaughnessy                                $ 48,000
               Executive Vice President and Chief Credit Officer

               Christa Calabrese                                      $ 27,500
               Regional President


Item 9.01.    Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits.

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BANKFINANCIAL CORPORATION



DATE: March 6, 2006                    By: /s/ F. Morgan Gasior
                                           -------------------------------
                                           F. Morgan Gasior
                                           Chairman of the Board, ChiefExecutive
                                           Officer and President